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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2005


                    PAYLESS SHOESOURCE, INC.[GRAPHIC OMITTED]
             (Exact name of registrant as specified in its charter)


          Delaware                          1-14770                            43-1813160
----------------------------     ------------------------------   -------------------------------------
       (State or other              (Commission File Number)        (IRS Employer Identification No.)
       jurisdiction of
       incorporation)


                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (785) 233-5171


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 7, 2005, Duane Cantrell, Mark Willoughby and the Company executed a Settlement Agreement (the "Settlement Agreement") in resolution of certain claims and potential claims asserted by Cantrell and Willoughby in relation to their employment relationships with the Company. In consideration of the payments to be made and other agreements as specified in paragraph 1 of the Settlement Agreement, Mr. Cantrell and Mr. Willoughby released all claims related to or arising out of their employment relationship and the termination of their employment relationships with the Company, including but not limited to claims arising out of or resulting from their employment agreements with the Company, their terminations, and all claims and potential claims asserted in and/or which could have been asserted between the parties and all claims for attorneys fees leading up to the Settlement Agreement and/or in connection with the mediation. The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c)             Exhibits.

Exhibit 10.1 Settlement Agreement between and among Duane Cantrell, Mark Willoughby and Payless ShoeSource, Inc., dated October 20, 2005, executed November 7, 2005.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PAYLESS SHOESOURCE, INC.


Date: November 10, 2005                        By:   /s/ Ullrich E. Porzig
                                                 -----------------------------
                                                        Ullrich E. Porzig
                                                      Senior Vice President
                                                     Chief Financial Officer
                                                         and Treasurer



                                       3

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EXHIBIT INDEX

Exhibit 10.1 Settlement Agreement between and among Duane Cantrell, Mark Willoughby and Payless ShoeSource, Inc., dated October 20, 2005, executed November 7, 2005.


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